                                                                   EXHIBIT 10.52

                                 PNV.NET, INC.
                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT (the "Amendment") is made as of the 16th day of September, 1999, by and among PNV.net, Inc., a Delaware corporation (the "Company"), the Patricof Investors set forth on Exhibit A attached hereto and made a part hereof (the "Patricof Investors"), the holders of Series B 7% Cumulative Convertible Preferred Stock set forth on Exhibit B attached hereto and made a part hereof (the "Series B Holders"), the holders of Series C 7% Cumulative Convertible Preferred Stock of the Company set forth on Exhibit C attached hereto and made a part hereof (the "Series C Holders"), the holders of shares of Series D 7% Cumulative Convertible Preferred Stock (the "Series D Preferred Stock") of the Company set forth on Exhibit D attached hereto and made a part hereof (the "Series D Holders"), Alex. Brown & Sons Incorporated as the holder of warrants to purchase shares of the Company's Common Stock ("Alex. Brown"), and Volpe Brown Whelan & Company, LLC ("Volpe" and together with the Patricof Investors, the Series B Holders, the Series C Holders, the Series D Holders and Alex. Brown, the "Investors").

         WHEREAS, the Patricof Investors, the Series B Holders, the Series C Holders, Alex. Brown, and the Company are parties to a Registration Rights Agreement dated November 13, 1996, as amended on August 22, 1997 (the "Registration Rights Agreement");

         WHEREAS, in connection with the Company's (i) offering of the Series D Preferred Stock, and (ii) issuance to Volpe of a warrant (the "Volpe Warrant") to purchase shares of Common Stock, the Company has agreed to grant the Series D Holders and Volpe registration rights with respect to shares of the Common Stock of the Company issuable upon conversion of the Series D Preferred Stock and issuable upon exercise of the Volpe Warrant;

         WHEREAS, in connection with the sale of the Series D Preferred Stock, all parties to the Registration Rights Agreement desire to amend the Registration Rights Agreement to include the Series D Holders as a Holder (as defined in the Registration Rights Agreement), to include the Common Stock issuable upon the conversion of the Series D Preferred Stock and upon exercise of the Volpe Warrant as Registrable Securities thereunder and to amend certain portions of the Registration Rights Agreement to reflect the agreement concerning registration rights between the Series D Holders, Volpe and the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Registration Rights Agreement as follows:

         1. Definitions.

         1.1. The following term set forth in Section I of the Registration Rights Agreement shall be deleted in its entirety and shall hereafter have the following meaning:

         "Registrable Securities" means (a) the shares of Common Stock into which the Series B 7% Cumulative Convertible Preferred Stock ("Series B Preferred Stock) is convertible, (b) the shares of Common Stock into which the Series C 7% Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") is convertible, (c) the shares of Common Stock into which the Series D 7% Cumulative Convertible Preferred (the "Series D Preferred Stock") is convertible, (d) the Common Stock issuable upon the exercise of the the warrants held by Alex. Brown, each dated August 22, 1997, and the warrant held by Volpe, dated as of the date hereof, (e) any additional shares of Common Stock acquired by the Holders by way of a stock dividend, stock split or other distribution in respect of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, any Common Stock described in clause (a), (b) or (c) above, and the Common Stock issuable upon exercise of the warrants held by Alex. Brown, each dated August 22, 1997, and the warrant held by Volpe, dated as of the date hereof, and (f) any shares of Common Stock currently held or hereafter acquired by any Patricof Investor. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities at such time as (i) a registration statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities have been distributed to the public pursuant to the provisions of Rule 144, (iii) such securities have ceased to be outstanding, or (iv) in the case of any Registrable Securities issued upon the conversion of the Series D Preferred Stock initially issued to or held by ABRY Broadcast Partners III, L.P. ("ABRY"), or any Registrable Securities described in clause (e) above relating thereto, such securities shall have been distributed to any limited partner of ABRY that is not an Affiliate of the general partner of ABRY (or, to the extent specified by ABRY by notice to the Company, to the general partner of ABRY or a limited partner of ABRY that is an Affiliate of the general partner of ABRY).

         2. Amendment and Modification. Section 6.1 shall be deleted in its entirety and replaced with the following:

         This Agreement may be amended, modified and supplemented, and compliance with any term, covenant, agreement, or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by the Company and Investors who hold a majority of the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock (or the Common Stock into which each such series of preferred stock may have been converted), as well as the Patricof Investors; provided, however, that any provision of this Agreement that would materially adversely affect any particular holder of Registrable Securities without similarly affecting all holders of Registrable Securities shall not be valid unless consented to in writing by such holder of Registrable Securities. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

         3. Notices.

                  (a) Subsection 2 of Section 6.5 shall be amended to add subsection (iii) and (iv) as follows:

                           (iii) if to the Series D Holders:

                                 To the addresses set forth below such Series
                                 D Holders' names on Exhibit A to the Series
                                 D 7% Cumulative Convertible Preferred Stock
                                 Purchase Agreement, dated as of August 27,
                                 1999

                           (iv) if to Volpe:

                                One Maritime Plaza
                                San Francisco, California 9411
                                Attention: Kenneth B. Sawyer
                                Telephone: (415) 274-4400
                                Telecopy: (415) 986-6754

         4. Binding Agreement. The Registration Rights Agreement as modified herein, shall remain in full force and effect as so modified.

         5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 16th day of September, 1999.

                               PNV.NET, INC.


                               By: /s/ Robert P. May
                                   ------------------------------------------
                                       Robert P. May, Chief Executive Officer


                               BT ALEX. BROWN & SONS INCORPORATED


                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               VOLPE BROWN WHELAN & COMPANY, LLC


                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------

                                   EXHIBIT A

APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

By:      PATRICOF & CO. MANAGERS, INC.
         (Its General Partner)


         By:      /s/
                  ----------------------------------
                  Name:
                  Title:


COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


         By:      /s/
                  ----------------------------------
                  Name:
                  Title:


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:      /s/
                  ----------------------------------
                  Name:
                  Title:


/s/
--------------------------------------
Michael Willner

                                   EXHIBIT B


STATE OF MICHIGAN RETIREMENT SYSTEM


By:      /s/
         --------------------------------------
         Name:
         Title:


BENEFIT CAPITAL MANAGEMENT CORPORATION,
as Investment Manager for The Prudential Insurance Co.
of America, Separate Account No. VCA-GA-5298


By:      /s/
         --------------------------------------
         Name:
         Title:


CSK VENTURE CAPITAL CO., LTD., as
Investment Manager for CSK-1(A) Investment Fund


By:      /s/
         --------------------------------------
         Name:
         Title:


CREDIT SUISSE (GUERNSEY) LIMITED, as
Trustee of Dynamic Growth Fund II


By:      /s/
         --------------------------------------
         Name:
         Title:


By:      /s/
         --------------------------------------
         Name:
         Title:

                                   EXHIBIT B
                                  (continued)


APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

By:      PATRICOF & CO. MANAGERS, INC.
         (Its General Partner)


         By:      /s/
                  ----------------------------------
                  Name:
                  Title:


COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC.,
         INVESTMENT ADVISOR


         By:      /s/
                  ----------------------------------
                  Name:
                  Title:


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:      /s/
                  ----------------------------------
                  Name:
                  Title:


/s/
--------------------------------------
Michael Willner

                                   EXHIBIT C


                               VENHILL LIMITED PARTNERSHIP

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               JULIET CHALLENGER, INC.

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               HENRY L. HILLMAN, ELSIE HILLIARD
                               HILLMAN AND C. G. GREFENSTETTE,
                               TRUSTEES OF THE HENRY L. HILLMAN
                               TRUST U/A DATED 11/18/85

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR JULIET LEA HILLMAN

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------

                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR AUDREY HILLIARD HILLMAN

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------

                                   EXHIBIT C
                                  (continued)


                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR HENRY LEA HILLMAN, JR.

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR WILLIAM TALBOTT HILLMAN

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               WINFIELD CAPITAL CORP.

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               ABS EMPLOYEES' VENTURE FUND LIMITED
                               PARTNERSHIP

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               /s/
                               ----------------------------------------------
                               Franklin Antonio


                               ARUNDEL HOLDINGS, LLC

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               /s/
                               ----------------------------------------------
                               E. Reid Curley

                                   EXHIBIT C
                                  (continued)


                               GALEN COLE FAMILY FOUNDATION

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               /s/
                               ----------------------------------------------
                               Michael J. DelCollo and Louise DelCollo JT WROS


                               /s/
                               ----------------------------------------------
                               Gail G. Dougherty


                               /s/
                               ----------------------------------------------
                               Michael K. Farr


                               THE HILLMAN COMPANY

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               /s/
                               ----------------------------------------------
                               Kelly E. Green


                               RICHARD HEFTEL AS TRUSTEE OF THE
                               RICHARD HEFTEL LIVING TRUST DATED
                               01/09/96

                               By: /s/
                                   ------------------------------------------
                                   Richard Heftel, Trustee

                                   EXHIBIT C
                                  (continued)


                               /s/
                               ----------------------------------------------
                               Leon Kaplan and Mary Buckley Kaplan JT WROS


                               /s/
                               ----------------------------------------------
                               Robert Klein and/or Myriam Gluck,
                               as Tenants-by-Entirety


                               /s/
                               ----------------------------------------------
                               Gerald Korman & Wendy S. Korman,
                               as Tenants-by-Entirety


                               /s/
                               ----------------------------------------------
                               James C. McMillan


                               /s/
                               ----------------------------------------------
                               Alan Meltzer


                               SPIEGEL ENTERPRISES

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               TAMPSCO PARTNERSHIP XII

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               FOUNDATION PARTNERS FUND, G.P.

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------

                                   EXHIBIT C
                                  (continued)


                               TENNYSON PRIVATE PLACEMENT
                               OPPORTUNITY FUND, LLC

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               /s/
                               ----------------------------------------------
                               J. Allen Dougherty TTEE UTD 12/22/97
                               FBO Peter Wetherill I


                               TRI VENTURES

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               BENEFIT CAPITAL MANAGEMENT
                               CORPORATION, AS INVESTMENT MANAGER
                               FOR THE PRUDENTIAL INSURANCE CO. OF
                               AMERICA SEPARATE ACCOUNT NO.
                               VCA-GA-5298

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES' RETIREMENT SYSTEM, STATE EMPLOYEES' RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM AND MICHIGAN JUDGES RETIREMENT SYSTEM

                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------

                                   EXHIBIT C
                                  (continued)


                               APA EXCELSIOR IV, L.P.

                               By:      APA EXCELSIOR IV PARTNERS, L.P.
                                        (Its General Partner)

                               By:      PATRICOF & CO. MANAGERS,
                                        INC. (Its General Partner)

                                        By:   /s/
                                              -------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------


                               COUTTS & CO. (CAYMAN) LTD., CUSTODIAN
                               FOR APA EXCELSIOR IV/OFFSHORE, L.P.

                               By:      PATRICOF & CO. VENTURES, INC.
                                        INVESTMENT ADVISOR

                                        By:   /s/
                                              -------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------

                               THE P/A FUND, L.P.

                               By:      APA PENNSYLVANIA PARTNERS, L.P.
                                        (Its General Partner)

                                        By:   /s/
                                              -------------------------------
                                        Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------


                                /s/
                                ---------------------------------------------
                                Robert May

                                   EXHIBIT D

                      HOLDERS OF SERIES D PREFERRED STOCK


                               ABRY BROADCAST PARTNERS III, L.P.


                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               HALPERN DENNY FUND IV, L.P.


                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------


                               CUMMINS ENGINE COMPANY, INC.


                               By:   /s/
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------